SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 1, 2005

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626

(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On March 1, 2005, Valeant Pharmaceuticals International (the “Company”), completed its acquisition of Xcel Pharmaceuticals, Inc. (“Xcel”) for a purchase price of $280 million. The purchase price was paid in cash and a portion of the purchase price was paid using proceeds from the Company’s offering of 8,280,000 shares of its common stock. The Company’s equity offering closed on February 9, 2005. The Company issued a press release in connection with the completion of its acquisition of Xcel. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     Audited balance sheet of Xcel as of December 31, 2002 and 2003 and the related audited statements of operations, stockholders’ equity and cash flows for the period January 24, 2001 (inception) through December 31, 2001 and the years ended December 31, 2002 and 2003 and unaudited balance sheet of Xcel as of September 30, 2004 and the related unaudited statements of operations and cash flows for the nine months in the periods ended September 30, 2003 and 2004 and the unaudited statement of stockholders’ equity for the nine months in the period ended September 30, 2004 (incorporated by reference to Exhibits 99.4 and 99.5 to the Company’s Current Report on Form 8-K filed on February 2, 2005).

     (b) Pro Forma Financial Information

     Unaudited pro forma combined balance sheet of Valeant Pharmaceuticals International as of September 30, 2004 and pro forma combined statements of operations for the fiscal year ended December 31, 2003 and the nine months ended September 30, 2004 and related notes to unaudited pro forma combined financial statements (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on February 2, 2005).

     (c) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors
99.1	Press release announcing completion of acquisition of Xcel Pharmaceuticals, Inc., dated March 1, 2005.
99.2	Agreement and Plan of Merger dated February 1, 2005 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 2, 2005).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2005	VALEANT PHARMACEUTICALS INTERNATIONAL
	By	/s/ Bary G. Bailey
Bary G. Bailey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors
99.1	Press release announcing completion of acquisition of Xcel Pharmaceuticals, Inc., dated March 1, 2005.
99.2	Agreement and Plan of Merger dated February 1, 2005 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 2, 2005).